EXHIBIT 99.1

                             JOINT FILING AGREEMENT

      The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $0.001 per share, of River Capital Group Inc., a Delaware corporation, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each of the undersigned.

      This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

July 9, 2007


                                        THE LONGVIEW FUND, L.P.

                                        By: Viking Asset Management, LLC
                                            its Investment Adviser

                                        By: /s/ S. Michael Rudolph
                                            ------------------------------------
                                            S. Michael Rudolph, CFO of Viking
                                            Asset Management LLC


                                        LONGVIEW FUND INTERNATIONAL, LTD.

                                        By: Viking Asset Management, LLC
                                            its Sub-Investment Manager

                                        By: /s/ S. Michael Rudolph
                                            ------------------------------------
                                            S. Michael Rudolph, CFO of Viking
                                            Asset Management LLC


                                        VIKING ASSET MANAGEMENT, LLC

                                        By: /s/ S. Michael Rudolph
                                            ------------------------------------
                                            S. Michael Rudolph, CFO of Viking
                                            Asset Management LLC


                                        VIKING ASSET MANAGEMENT, LTD.

                                        By: /s/ Anthony L. M. Inder-Rieden
                                            ------------------------------------
                                            Anthony L. M. Inder-Rieden, Director
                                            and authorized signatory

                                        /s/ Peter Benz
                                        ----------------------------------------
                                            Peter Benz